Income Tax - Schedule of Applicable Income Tax Expense (Benefit) FY 2024 and 2023 (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Amount
Tax Jurisdiction of Domicile [Extensible Enumeration]	UNITED STATES	UNITED STATES
Income before provision for income tax (benefit)	$ 29,099	$ 22,358	$ 432
Tax at statutory federal income tax rate	6,111	4,695	91
Tax exempt income, net	(688)	(567)	(509)
State and local income taxes, net of federal benefit	(5)	0	53
Other, net		(26)	(159)
Total income tax expense (benefit)	$ 5,298	$ 4,102	$ (524)
%
Tax at statutory federal income tax rate	21.00%	21.00%	21.00%
Tax exempt income, net	(2.36%)	(2.54%)	(117.88%)
State income tax expense, net of federal tax expense	(0.02%)	0.00%	12.25%
Other, net		(0.11%)	(36.86%)
Provision for income tax expense	18.21%	18.35%	(121.49%)